UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2006

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

NA
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2006, Golfsmith International Holdings, Inc. ("Golfsmith") and its subsidiaries (the "Subsidiaries") entered into a consent agreement (the "Consent") under the Amended and Restated Credit Agreement, dated June 20, 2006,by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop, as borrowers, Golfsmith International Holdings, Inc. and the subsidiaries of Golfsmith International Holdings, Inc. identified therein as credit parties (the "Credit Parties"), General Electric Capital Corporation, as administrative agent, swing line lender and L/C issuer (along with lenders signatory thereto from time to time, the "Lender"), GE Capital Markets, Inc., as sole lead arranger and bookrunner, and the financial institutions from time to time parties thereto; whereby the Lenders consent to mergers among certain of the Credit Parties, including: (i) the merger of Don Sherwood Golf Shop with and into Golfsmith USA, L.L.C., with Golfsmith USA, L.L.C. as the surviving entity; (ii) the merger of Golfsmith GP Holdings, Inc. with and into Golfsmith International, Inc., with Golfsmith International, Inc. as the surviving entity and (iii) the merger of Golfsmith Holdings, L.P. with and into Golfsmith International, Inc., with Golfsmith International, Inc. as the surviving entity (collectively, the "Mergers").

The Mergers will streamline the corporate structure of Golfsmith and the Subsidiaries, enhance the efficiency of Golfsmith's and the Subsidiaries' business operations and further simplify their tax reporting structure. The Mergers are planned to be effective December 30, 2006, the last day of Golfsmith’s 2006 fiscal year.

The description of the Consent set forth above is qualified in its entirety by reference to the full and complete terms of the Consent, which is filed as Exhibit 10.01 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 10.01 Consent, dated December 22, 2006, by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C. and Don Sherwood Golf Shop, as Borrowers (the "Borrowers"), the other Persons designated as Credit Parties to the Credit Agreement (the "Credit Parties"), the lenders signatory thereto from time to time (the "Lenders"), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the "Agent").

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

December 28, 2006	By:	James D. Thompson

Name: James D. Thompson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.01	Consent, dated December 22, 2006, by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C. and Don Sherwood Golf Shop, as Borrowers (the "Borrowers"), the other Persons designated as Credit Parties to the Credit Agreement (the "Credit Parties"), the lenders signatory thereto from time to time (the "Lenders"), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the "Agent").